RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2021
RESTRICTED NET ASSETS
RESTRICTED NET ASSETS

19.    RESTRICTED NET ASSETS

Pursuant to the laws applicable to the PRC’s Foreign Investment Enterprises and local enterprises, the Group’s entities in the PRC must make appropriation from after-tax profit to non-distributable reserve funds as determined by the Board of Directors of the subsidiaries.

PRC laws and regulations permit payments of dividends by the Company’s subsidiaries and VIE incorporated in the PRC only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. In addition, the Company’s subsidiaries and VIE incorporated in the PRC are required to annually appropriate 10% of their net income to the statutory reserve prior to payment of any dividends, unless such reserve has reached 50% of their respective registered capital. In addition, registered share capital and capital reserve accounts are also restricted from withdrawal in the PRC.

As a result of these PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with the PRC accounting standards and regulations, the PRC entities are restricted from transferring a portion of their net assets to the Group. Amounts restricted include paid-in capital, APIC and the statutory reserves of the Company’s PRC subsidiaries, VIE and VIE’s subsidiaries. As of December 31, 2020 and 2021, the total of restricted net assets were RMB8,612,691 and RMB9,409,485, respectively.